UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2014

CROSSROADS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15331	74-2846643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11000 North Mo-Pac Expressway

Austin, Texas 78759
(Address of principal executive offices)

(512) 349-0300
Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 19, 2014, Crossroads Systems, Inc. (the “Company”) issued a press release announcing that it filed a Registration Statement on Form S-1 (the “Registration Statement”) relating to a proposed offering of Series H Cumulative Perpetual Preferred Stock and warrants to purchase shares of its Common Stock. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Registration Statement contains an updated description of the Company’s business overview and legal proceedings. The updated business description and legal proceedings is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Registration Statement also contains certain supplemental risk factors relating to the Company’s securities, which risk factors supplement the risk factors included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2013 and subsequent Quarterly Reports on Form 10-Q. The supplemental risk factors are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 19, 2014.

99.2	Business Overview and Legal Proceedings Update.

99.3	Supplemental Risk Factors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSROADS SYSTEMS, INC.

Date: September 19, 2014	By:	/s/ Jennifer Crane
Name: Jennifer Crane
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated September 19, 2014.

99.2	Business Overview and Legal Proceedings Update.

99.3	Supplemental Risk Factors.